NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS

              OF EASTCLIFF FUNDS, INC. TO BE HELD OCTOBER 15, 2001

TO SHAREHOLDERS OF EASTCLIFF FUNDS, INC.:

  We invite you to attend a special meeting of shareholders of Eastcliff Funds, Inc., on Monday, October 15, 2001, at 10:00 a.m. (Central Daylight Time), at the offices of Resource Capital Advisers, Inc. at 1400 U.S. Trust Building, 730 Second Avenue South, Minneapolis, Minnesota 55402. As we describe in the accompanying proxy statement, the shareholders will vote on the following proposals:

   o With respect to the shareholders of the Eastcliff Total Return Fund, a proposal to approve the new investment advisory agreement for the Fund (PROPOSAL 1(A)) and a proposal to approve the new sub-advisory agreement for the Fund (PROPOSAL 2(A));

   o With respect to the shareholders of the Eastcliff Growth Fund, a proposal to approve the new investment advisory agreement for the Fund (PROPOSAL 1(B)) and a proposal to approve the new sub-advisory agreement for the Fund (PROPOSAL 2(B));

   o With respect to the shareholders of the Eastcliff Regional Small Capitalization Value Fund, a proposal to approve the new investment advisory agreement for the Fund (PROPOSAL 1(C)) and a proposal to approve the new sub-advisory agreement for the Fund (PROPOSAL 2(C));

   o With respect to the shareholders of the Eastcliff Contrarian Value Fund, a proposal to approve the new investment advisory agreement for the Fund (PROPOSAL 1(D)) and a proposal to approve the new sub-advisory agreement for the Fund (PROPOSAL 2(D));

   o With respect to the shareholders of the Eastcliff Emerging Growth Fund, a proposal to approve the new investment advisory agreement for the Fund (PROPOSAL 1(E)) and a proposal to approve the new sub-advisory agreement for the Fund (PROPOSAL 2(E));

   o With respect to the shareholders of all Eastcliff Funds, a proposal to elect five directors to our Board of Directors (PROPOSAL 3);

   o With respect to the shareholders of all Eastcliff Funds, a proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors (PROPOSAL 4); and

   o With respect to the shareholders of all Eastcliff Funds, such other business as may properly come before the special meeting.

  Following the special meeting (and any adjournments), Eastcliff Funds, Inc. will file Articles of Amendment to change its name to "FMI Mutual Funds, Inc." In addition, on that same date Eastcliff Funds, Inc. will change the designated names of the series of its shares of Common Stock as follows:

  CURRENT NAME                           NEW NAME
  ------------                           --------
  Eastcliff Total Return Fund            FMI AAM Palm Beach Total Return Fund
  Eastcliff Growth Fund                  FMI Winslow Growth Fund
  Eastcliff Regional Small               FMI Woodland Small
    Capitalization Value Fund              Capitalization Value Fund
  Eastcliff Contrarian Value Fund        FMI Sasco Contrarian Value Fund
  Eastcliff Emerging Growth Fund         FMI Knappenberger Baer
                                           Emerging Growth Fund

  We have enclosed a proxy card with this proxy statement. YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD AND MAIL IT AS SOON AS YOU CAN IN THE ENVELOPE WE HAVE PROVIDED. IF YOU ATTEND THE SPECIAL MEETING, YOU CAN REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF YOU CHOOSE.

  We look forward to seeing you at the special meeting.

                              EASTCLIFF FUNDS, INC.

                              /s/John A. Clymer

                              John A. Clymer
                              Secretary

Minneapolis, Minnesota
September 24, 2001

FREQUENTLY ASKED QUESTIONS

Q: WHY HAVE I RECEIVED THIS PROXY STATEMENT?

   Our Board of Directors has sent you this proxy statement, starting around September 24, 2001 to ask for your vote as a shareholder of the Eastcliff Funds, Inc.

Q: WHAT AM I VOTING ON?

   You will vote on one or more of the following proposals depending on whether you owned shares of a Fund permitted to vote on the proposal on the record date of the special meeting:

    PROPOSAL NO.                   DESCRIPTION
    ------------                   -----------

        1(a) Approval of the new investment advisory agreement for Eastcliff Total Return Fund

        1(b) Approval of the new investment advisory agreement for Eastcliff Growth Fund

        1(c) Approval of the new investment advisory agreement for Eastcliff Regional Small Capitalization Value Fund

        1(d) Approval of the new investment advisory agreement for Eastcliff Contrarian Value Fund

        1(e) Approval of the new investment advisory agreement for Eastcliff Emerging Growth Fund

        2(a) Approval of the new sub-advisory agreement for Eastcliff Total Return Fund

        2(b) Approval of the new sub-advisory agreement for the Eastcliff Growth Fund

        2(c) Approval of the new sub-advisory agreement for the Eastcliff Regional Small Capitalization Value Fund

        2(d) Approval of the new sub-advisory agreement for the Eastcliff Contrarian Value Fund

        2(e) Approval of the new sub-advisory agreement for the Eastcliff Emerging Growth Fund

         3 Election of five directors to the Board of Directors of Eastcliff Funds, Inc.

         4 Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors

   Our Board of Directors is not aware of any other matter which will be presented to you at the special meeting.

Q: WHO IS ENTITLED TO VOTE?

   If you owned shares of a Fund as of the close of business on the record date, September 17, 2001, then you are entitled to vote. You will be entitled to one vote per share for each share you own on the record date. However, you will only be allowed to vote on matters submitted to the shareholders of Funds of which you own shares. The table below sets forth the proposals for which shareholders of each Fund may vote:

                                                        EASTCLIFF
                                                      REGIONAL SMALL      EASTCLIFF       EASTCLIFF
                  EASTCLIFF TOTAL      EASTCLIFF      CAPITALIZATION     CONTRARIAN        EMERGING
    PROPOSAL NO.    RETURN FUND       GROWTH FUND       VALUE FUND       VALUE FUND      GROWTH FUND
    ------------    -----------       -----------       ----------       ----------      -----------
        1(a)            YES               No                No               No               No
        1(b)             No               YES               No               No               No
        1(c)             No               No               YES               No               No
        1(d)             No               No                No               YES              No
        1(e)             No               No                No               No              YES
        2(a)            YES               No                No               No               No
        2(b)             No               YES               No               No               No
        2(c)             No               No               YES               No               No
        2(d)             No               No                No               YES              No
        2(e)             No               No                No               No              YES
         3              YES               YES              YES               YES             YES
         4              YES               YES              YES               YES             YES

Q: DO I NEED TO ATTEND THE SPECIAL MEETING IN ORDER TO VOTE?

   No. You can vote either in person at the special meeting or by completing and mailing the enclosed proxy card.

Q: HOW WILL PROXIES BE SOLICITED?

   We will solicit proxies by mail. In addition, certain of our officers and employees may solicit by telephone, telegraph and personally. We will not pay these officers and employees specifically for soliciting proxies. We may elect to use the services of an outside proxy solicitor. Fiduciary Management, Inc. will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy material, and the cost of using the services of any such outside proxy solicitor.

Q: HOW MANY SHARES OF EACH FUND'S STOCK ARE ENTITLED TO VOTE?

   As of the record date, the number of shares of each Fund that were entitled to vote at the special meeting was as follows:

               FUND                                                SHARES
               ----                                                ------
   Eastcliff Total Return Fund                                     824,417
   Eastcliff Growth Fund                                         1,101,009
   Eastcliff Regional Small Capitalization Value Fund            2,744,118
   Eastcliff Contrarian Value Fund                                 397,672
   Eastcliff Emerging Growth Fund                                1,383,944

Q: WHAT HAPPENS IF THE SPECIAL MEETING IS ADJOURNED?

   The special meeting could be adjourned if a quorum does not exist. For purposes of any adjournment, proxies will be voted "FOR" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Q: WHAT CONSTITUTES A QUORUM?

   A "quorum" refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to Proposals 1(a) to 2(e), a quorum is determined with respect to each Fund. This means that one Fund might lawfully conduct business at the special meeting while another Fund might not. For each Fund, a majority of the votes of the shares of that Fund entitled to be cast represent a quorum. With respect to Proposal 3 and 4, a quorum is determined with respect to all of the shareholders of the Eastcliff Funds combined, so that a majority of the votes of all of the shares of the Eastcliff Funds entitled to be cast represent a quorum.

Q: WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARD BUT DO NOT MARK MY VOTE?

   E. Thomas Welch and John A. Clymer, as proxies, will vote your shares to approve the new sub-advisory agreement, to approve the new investment advisory agreement, to elect the five nominees to our Board of Directors and to ratify the selection of PricewaterhouseCoopers LLP.

Q: MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is exercised by giving notice of your revocation to us in writing (by subsequent proxy or otherwise). Your presence at the special meeting does not itself revoke your proxy.

Q: WHO WILL COUNT THE VOTES?

   Management Information Services Corp, Norwell, Massachusetts, will count the votes and act as inspector of elections.

Q: HOW CAN I OBTAIN A COPY OF THE ANNUAL REPORT?

   YOU MAY REQUEST A COPY OF OUR LATEST ANNUAL REPORT AND SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT BY WRITING TO OUR PRINCIPAL EXECUTIVE OFFICE AT 1400 U.S. TRUST BUILDING, 730 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA, 55402, ATTENTION: CORPORATE SECRETARY, OR BY CALLING 1-800-595-5519. WE WILL FURNISH THESE COPIES FREE OF CHARGE.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

   The following tables set forth certain information regarding the beneficial ownership of shares of the Eastcliff Funds as of the record date by: (i) each executive officer, current director and nominee; (ii) all of the directors, nominees and named executive officers as a group; and (iii) each person or entity known by Eastcliff Funds, Inc. to own beneficially more than 5% of the shares of one of the Eastcliff Funds.

                          EASTCLIFF TOTAL RETURN FUND

NAME OF BENEFICIAL OWNER                          AMOUNT OF         PERCENTAGE
AND ADDRESS OF 5% HOLDERS                    BENEFICIAL OWNERSHIP    OWNERSHIP
-------------------------                    --------------------    ---------
U.S. Trust Company
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402                             596,666            72.37%

Barry K. Allen (nominee)                              0                  0

A. Rodney Boren (current officer)                     0                  0

Conley Brooks, Jr. (current director and officer)   7,423              *<F1>

John A. Clymer (current officer)                      0                  0

George D. Dalton (nominee)                            0                  0

Joseph H. Dugan (current director)                    0                  0

Rolf Engh (current director)                          0                  0

Gordon H. Gunnlaugsson (nominee)                      0                  0

Patrice J. Neverett (current officer)                 0                  0

Rhonda T. Omlie (current officer)                     0                  0

Paul S. Shain (nominee)                               0                  0

A. Skidmore Thorpe (current director)                 0                  0

E. Thomas Welch (current officer)                     0                  0

Donald S. Wilson (nominee)                            0                  0

Officers, directors and nominees
  as a group (14 persons)                           7,423              *<F1>

*<F1>  Less than 1%

                             EASTCLIFF GROWTH FUND

NAME OF BENEFICIAL OWNER                          AMOUNT OF         PERCENTAGE
AND ADDRESS OF 5% HOLDERS                    BENEFICIAL OWNERSHIP    OWNERSHIP
-------------------------                    --------------------    ---------
Clark J. Winslow & Sharon Winslow
400 Robert Street N
St. Paul, MN  55101                                400,108            36.34%

Rochester Area Foundation
P.O. Box 64010
St. Paul, MN  55164                                131,196            11.92%

Peter R. Kitchak
135 West Point Road
Excelsior, MN  55331                               107,960             9.81%

Minnesota Masonic Home
11501 Masonic Home Drive
Bloomington, MN  55437                              87,453             7.94%

Winslow Capital Management
PS & Sal. Sav. Plan &
Money Purchase Pen. Pl.
FBO Richard E. Pyle
400 Robert Street N
St. Paul, MN  55101                                 74,380             6.76%

Barry K. Allen (nominee)                              0                  0

A. Rodney Boren (current officer)                     0                  0

Conley Brooks, Jr. (current director and officer)   5,167              *<F2>

John A. Clymer (current officer)                      0                  0

George D. Dalton (nominee)                            0                  0

Joseph H. Dugan (current director)                    0                  0

Rolf Engh (current director)                          0                  0

Gordon H. Gunnlaugsson (nominee)                      0                  0

Patrice J. Neverett (current officer)                 0                  0

Rhonda T. Omlie (current officer)                     0                  0

Paul S. Shain (nominee)                               0                  0

A. Skidmore Thorpe (current director)                 0                  0

E. Thomas Welch (current officer)                     0                  0

Donald S. Wilson (nominee)                            0                  0

Officers, directors and nominees
  as a group (14 persons)                           5,167              *<F2>

*<F2>  Less than 1%

               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND

NAME OF BENEFICIAL OWNER                          AMOUNT OF         PERCENTAGE
AND ADDRESS OF 5% HOLDERS                    BENEFICIAL OWNERSHIP    OWNERSHIP
-------------------------                    --------------------    ---------
American Express Co.
FBO American Express
Retirement Services Plans
50534 Axp Financial Center
Minneapolis, MN  55474                             709,977            25.87%

U.S. Trust Company
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402                             542,033            19.75%

Wells Fargo Bank MN, NA
P.O. Box 1533
Minneapolis, MN  55480                             400,885            14.61%

Barry K. Allen (nominee)                              0                  0

A. Rodney Boren (current officer)                     0                  0

Conley Brooks, Jr. (current director and officer)   60,825             2.22%

John A. Clymer (current officer)                    12,239             *<F3>

George D. Dalton (nominee)                            0                  0

Joseph H. Dugan (current director)                    0                  0

Rolf Engh (current director)                          0                  0

Gordon H. Gunnlaugsson (nominee)                      0                  0

Patrice J. Neverett (current officer)                 0                  0

Rhonda T. Omlie (current officer)                   6,846              *<F3>

Paul S. Shain (nominee)                               0                  0

A. Skidmore Thorpe (current director)               17,006             *<F3>

E. Thomas Welch (current officer)                   2,496              *<F3>

Donald S. Wilson (nominee)                            0                  0

Officers, directors and nominees
  as a group (14 persons)                           99,412             3.62%

*<F3>  Less than 1%

                        EASTCLIFF CONTRARIAN VALUE FUND

NAME OF BENEFICIAL OWNER                          AMOUNT OF         PERCENTAGE
AND ADDRESS OF 5% HOLDERS                    BENEFICIAL OWNERSHIP    OWNERSHIP
-------------------------                    --------------------    ---------
U.S. Trust Company
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402                             279,401            70.26%

Conley Brooks, Jr. (current officer and director)
c/o Hollybrook & Co. and
Allbrook & Co.
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402                              85,389            21.47%

Barry K. Allen (nominee)                              0                  0

A. Rodney Boren (current officer)                     0                  0

John A. Clymer (current officer)                      0                  0

George D. Dalton (nominee)                            0                  0

Joseph H. Dugan (current director)                    0                  0

Rolf Engh (current director)                          0                  0

Gordon H. Gunnlaugsson (nominee)                      0                  0

Patrice J. Neverett (current officer)                 0                  0

Rhonda T. Omlie (current officer)                     0                  0

Paul S. Shain (nominee)                               0                  0

A. Skidmore Thorpe (current director)                 0                  0

E. Thomas Welch (current officer)                   3,226              *<F4>

Donald S. Wilson (nominee)                            0                  0

Officers, directors and nominees
  as a group (14 persons)                           88,615            22.28%

*<F4>  Less than 1%

                         EASTCLIFF EMERGING GROWTH FUND

NAME OF BENEFICIAL OWNER                          AMOUNT OF         PERCENTAGE
AND ADDRESS OF 5% HOLDERS                    BENEFICIAL OWNERSHIP    OWNERSHIP
-------------------------                    --------------------    ---------
Gail M. Knappenberger &
Sharyn W. Knappenberger
601 Carlson Parkway
Suite 950
Minnetonka, MN  55305                              504,016            36.42%

Wells Fargo Bank Minn NA
FBO Lincoln Community Foundation
P.O. Box 82408
Lincoln, NE  68501                                 268,414            19.39%

UMBSC & Co.
FBO Truman Medical Center
P.O. Box 419175
Kansas City, MO 64141                              248,837            17.98%

The College of St. Scholastica
1200 Kenwood Ave.
Duluth, MN 55811                                   126,032             9.11%

Barry K. Allen (nominee)                              0                  0

A. Rodney Boren (current officer)                     0                  0

Conley Brooks, Jr. (current director and officer)   17,449             1.26%

John A. Clymer (current officer)                      0                  0

George D. Dalton (nominee)                            0                  0

Joseph H. Dugan (current director)                    0                  0

Rolf Engh (current director)                          0                  0

Gordon H. Gunnlaugsson (nominee)                      0                  0

Patrice J. Neverett (current officer)                 0                  0

Rhonda T. Omlie (current officer)                     0                  0

Paul S. Shain (nominee)                               0                  0

A. Skidmore Thorpe (current director)                 0                  0

E. Thomas Welch (current officer)                     0                  0

Donald S. Wilson (nominee)                            0                  0

Officers, directors and nominees
  as a group (14 persons)                           17,449             1.26%

                           PROPOSAL NOS. 1(A) - 1(E)

  General.  Resource Capital Advisers, Inc., a Minnesota corporation with its
  -------
principal executive office at 1400 U.S. Trust Building, 730 Second Avenue South, Minneapolis, Minnesota 55402 (the "Adviser") currently serves as the investment adviser to the Eastcliff Funds. The Adviser has given notice that it will resign as the investment adviser to the Eastcliff Funds and terminate its investment advisory agreement effective as of the approval by the shareholders of the Eastcliff Funds of a new investment advisory agreement with a new investment adviser.

  Accordingly, our Board of Directors on September 11, 2001 approved a new investment advisory agreement with Fiduciary Management, Inc., a Wisconsin corporation with its principal executive office at 225 East Mason Street, Milwaukee, Wisconsin 53202 (the "New Adviser"), substantially in the form attached hereto as ANNEX A, for the Eastcliff Total Return Fund, Eastcliff
                   -------
Growth Fund, Eastcliff Regional Small Capitalization Value Fund, Eastcliff Contrarian Value Fund and Eastcliff Emerging Growth Fund. The new investment advisory agreement is to take effect with respect to each Fund upon the approval of the shareholders of such Fund. The New Adviser currently serves as the administrator of the Eastcliff Funds and previously acted as the investment adviser of the Eastcliff Total Return Fund (formerly Fiduciary Total Return
Fund), which at that time was a sole portfolio of Eastcliff Funds, Inc. (formerly Fiduciary Total Return Fund, Inc.), from December, 1987 until December 31, 1994. The Adviser will receive no compensation from the Eastcliff Funds or the New Adviser in connection with the new investment advisory agreement.

  Description of the Adviser.  The Adviser is a wholly-owned subsidiary of U.S.
  --------------------------
Trust Company, a Connecticut bank whose principal executive office is located at One Pickwick Plaza, Greenwich, Connecticut 06830. U.S. Trust Company is a wholly-owned subsidiary of U.S. Trust Corporation. The principal executive offices of U.S. Trust Corporation are at 114 West 47th Street, New York, New York 10036. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation, which has its principal executive office at 120 Kearny Street, San Francisco, California 94104. The Adviser's executive officers include E. Thomas Welch (Vice President of Eastcliff Funds, Inc.): Chief Operating Officer of the Adviser; and John A. Clymer (Vice President, Secretary and Treasurer of Eastcliff Funds, Inc.): President, Compliance Officer and Chief Investment Officer of the Adviser. The directors of the Adviser are E. Thomas Welch, Conley Brooks, Jr. (President and Director of Eastcliff Funds, Inc.) and Lyman E. Wakefield, Jr.

  Description of the New Adviser.  The New Adviser is a Wisconsin corporation
  ------------------------------
and a registered investment adviser. The New Adviser is controlled by Messrs. Ted D. Kellner and Donald S. Wilson, a former director of the Eastcliff Funds. The New Adviser's executive officers are Mr. Kellner, Chairman of the Board and Chief Executive Officer (his principal occupation); Mr. Wilson, Vice Chairman and Treasurer (his principal occupation); Mr. Patrick J. English, President; Mr. Gary G. Wagner, Executive Vice President; Mr. John Brandser, Vice President-Fixed Income and Secretary; Ms. Camille Wildes, Vice President; and Ms. Jody Reckard, Vice President. The directors of the New Adviser are Messrs. Kellner and Wilson. The business address of the New Adviser and its executive officers is 225 East Mason Street, Milwaukee, Wisconsin 53202.

  The New Adviser is the investment adviser to Fiduciary Capital Growth Fund, Inc., a registered investment company having an investment objective of long-term capital appreciation. Fiduciary Capital Growth Fund, Inc. invests primarily in small- to mid-cap value stocks. On September 30, 2000, Fiduciary Capital Growth Fund, Inc. had net assets of approximately $47,000,000. During the fiscal year ended September 30, 2000, the New Adviser received an annual investment advisory fee from Fiduciary Capital Growth Fund, Inc. equal to 0.92% of such Fund's average daily net assets, no portion of which was waived or reduced during the fiscal year ended September 30, 2000.

  The New Adviser is also the investment adviser to FMI Focus Fund, the sole series of FMI Funds, Inc., which has an investment objective of capital appreciation. FMI Funds, Inc. is a registered investment company. FMI Focus Fund invests primarily in small- to mid-cap value stocks. On September 30, 2000, FMI Focus Fund had net assets of approximately $242,000,000. During the fiscal year ended September 30, 2000, the New Adviser received an annual investment advisory fee from FMI Funds, Inc. equal to 1.25% of such Fund's average daily net assets, no portion of which was waived or reduced during the fiscal year ended September 30, 2000. (On May 1, 2001 Broadview Advisors, LLC became the sub-adviser to FMI Focus Fund pursuant to a sub-advisory agreement for FMI Focus Fund by and among the New Adviser, Broadview Advisors, LLC and FMI Funds, Inc. Pursuant to the sub-advisory agreement the New Adviser pays Broadview Advisors, LLC an annual sub-advisory fee equal to 0.95% of the average daily net assets of FMI Focus Fund.)

  Discussion.  The new investment advisory agreement for the Eastcliff Funds
  ----------
contains substantially the same terms and conditions, including compensation rate, as the existing investment advisory agreement for the Eastcliff Funds. The existing investment advisory agreement for the Eastcliff Funds was entered into on May 1, 2001 and last submitted to a vote of the shareholders of the Eastcliff Funds on March 15, 2001.

  After the second anniversary of the new investment advisory agreement and upon a determination by our Board of Directors (including a majority of the directors who are not "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940) of the New Adviser or the Company) that it is in the best interests of the Eastcliff Total Return Fund, we may eliminate the asset breakpoint respecting the Eastcliff Total Return Fund that provides that the advisory fee is 1.00% of its average daily net assets equal to or less than $30 million and 0.75% with respect to its average daily net assets in excess of $30 million.

  Pursuant to the existing investment advisory agreement, the Adviser provides, and pursuant to the new investment advisory agreement, the New Adviser will provide, investment advisory and administrative services to each of the Eastcliff Funds. The specific investments for each Fund are made by the portfolio manager for that Fund pursuant to a sub-advisory agreement. However, neither the existing investment advisory agreement nor the new investment advisory agreement obligate the Adviser or the New Adviser, as applicable, to retain portfolio managers. The portfolio managers for the Funds are set forth below:

  FUND                                    PORTFOLIO MANAGER
  ----                                    -----------------
  Eastcliff Total Return Fund             Palm Beach Investment Advisers, LLC
  Eastcliff Growth Fund                   Winslow Capital Management, Inc.
  Eastcliff Regional Small
    Capitalization Value Fund             Woodland Partners, LLC
  Eastcliff Contrarian Value Fund         Sasco Capital, Inc.
  Eastcliff Emerging Growth Fund          KB Growth Advisors, LLC

  Pursuant to the existing investment advisory agreement, the Adviser has, and pursuant to the new investment advisory agreement, the New Adviser will have, overall responsibilities for assets under management. Accordingly, the Adviser does, and the New Adviser will:

  o   provide overall investment strategies and programs for each Fund

  o   evaluate each portfolio manager's performance

  o provide each Fund with office space, equipment and personnel necessary to operate and administer the Fund's business and to supervise the provision of third parties such as the transfer agent and the custodian

  As investment adviser for the Eastcliff Funds, the Adviser receives an annual investment advisory fee equal to 1.00% of its average daily net assets (with respect to the Eastcliff Total Return Fund, the advisory fee is 1.00% of its average daily net assets equal to or less than $30 million and 0.75% with respect to its average daily net assets in excess of $30 million). Pursuant to the new investment advisory agreement, the New Adviser will receive the same annual investment advisory fee that the Adviser currently receives, provided that after the second anniversary of the new investment advisory agreement and upon a determination by our Board of Directors (including a majority of the directors who are not "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940) of the New Adviser or the Company) that it is in the best interests of the Total Return Fund, we may eliminate the asset breakpoint respecting the Total Return Fund (if the asset breakpoint respecting the Total Return Fund had been eliminated for the fiscal year ended June 30, 2001, the advisory fees would not have been different).

  Historically, the Adviser has voluntarily agreed to reimburse each of the Funds for expenses in excess of 1.3% of such Fund's average daily net assets. The New Adviser will contractually agree to reimburse each of the Funds for expenses in excess of 1.3% of such Fund's average daily net assets for two years from the effective date of the new investment advisory agreement. Thereafter, the New Adviser may in its sole discretion voluntarily agree to reimburse expenses of each Fund. The Adviser pays and the New Adviser will pay (not the respective Funds) each of the Fund's portfolio managers an annual sub-advisory fee. The amount of the current sub-advisory fee for each of the portfolio managers (other than the portfolio manager for the Eastcliff Total Return Fund) is 0.60% of the applicable Fund's average daily net assets. The Adviser pays the portfolio manager for the Eastcliff Total Return Fund an annual sub-advisory fee equal to 0.40% of the average daily net assets of the Eastcliff Total Return Fund (0.30% with respect to average daily net assets in excess of $30 million). The amount of the new sub-advisory fee for each of the portfolio managers will be 0.75% of the applicable Fund's average daily net assets. Pursuant to the new sub-advisory agreements, each of the portfolio managers is obligated to pay to the New Adviser an amount equal to 75% of any fee waiver or expense reimbursement that the New Adviser is obligated to pay to the Eastcliff Funds in any fiscal year pursuant to the new investment advisory agreement. In any event, the New Adviser remains liable to the Eastcliff Funds for the full amount of any such fee waiver or expense reimbursement.

  For the fiscal year ended June 30, 2001, each of the Funds paid the Adviser investment advisory fees as set forth below (if the asset breakpoint respecting the Total Return Fund had been eliminated for the fiscal year ended June 30, 2001, the advisory fees would not have been different). In turn the Adviser paid sub-advisory fees to the portfolio managers as set forth below.

                                                                SUB-ADVISORY
                                                                FEES PAID TO
  FUND                                ADVISORY FEES PAID     PORTFOLIO MANAGERS
  ----                                ------------------     ------------------
  Eastcliff Total Return Fund              $177,522               $71,009
  Eastcliff Growth Fund                     $82,316               $49,390
  Eastcliff Regional Small
    Capitalization Value Fund              $365,936              $219,562
  Eastcliff Contrarian Value Fund           $50,577               $30,346
  Eastcliff Emerging Growth Fund           $109,833               $65,900

  The new investment advisory agreement will remain in effect for two years from the date of its effectiveness and thereafter as long as its continuance is specifically approved at least annually (i) by our Board of Directors and (ii) by the vote of a majority of the directors of Eastcliff Funds, Inc. who are not parties to the investment advisory agreement or interested persons of the New Adviser cast in person at a meeting called for the purpose of voting on such approval. The new investment advisory agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Directors of Eastcliff Funds, Inc. or by vote of a majority of a particular Fund's shareholders, on sixty days written notice to the New Adviser and by the New Adviser on the same notice to the Fund, and that it will be automatically terminated if it is assigned within the meaning of the Investment Company Act of 1940. Under the Investment Company Act of 1940 transactions which do not result in a change of actual control or management of an investment adviser are not assignments.

  The new investment advisory agreement provides that the New Adviser will not be liable to any Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The new investment advisory agreement also provides that the New Adviser and its officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

  The foregoing description of the new investment advisory agreement is qualified in its entirety by reference to ANNEX A.
                                          -------

  Section 15(f) of the Investment Company Act of 1940.  Section 15(f) of the
  ---------------------------------------------------
Investment Company Act of 1940 provides that an investment adviser to a registered investment company and the affiliates of such adviser may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the Investment Company Act of 1940) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

  Consistent with the first condition of Section 15(f), the Adviser and the New Adviser intend not to take or recommend any action that would cause more than 25% of our Board of Directors to be interested persons of the Adviser or the New Adviser during the requisite period (i.e., for two years from the effective date of the new investment advisory agreement).

  With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the Investment Company Act of 1940 to include any arrangement during the two-year period after any such transaction occurs whereby an investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

  The Adviser and the New Adviser intend not to take or recommend any action that would constitute an unfair burden on any of the Eastcliff Funds within the meaning of Section 15(f). In this regard, the New Adviser intends to maintain the maximum 1.3% expense ratio disclosed in the current prospectus of each Fund for two years from the effective date of the new investment advisory agreement, consistent with and subject to the existing conditions of any voluntary fee waivers.

  Required Vote.  The favorable vote of the holders of a "majority" (as defined
  -------------
in the Investment Company Act of 1940) of the outstanding shares of a Fund is required for the approval of the new investment advisory agreement for that particular Fund. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the new investment advisory agreement but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the special meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the new investment advisory agreement if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the new investment advisory agreement. If the shareholders of a Fund do not approve the new investment advisory agreement for that particular Fund, the existing investment advisory agreement for the Fund in question will continue and the Eastcliff Funds, Inc. will consider such alternative actions as are in the best interest of the Fund in question.

  Recommendation.  Our Board of Directors has unanimously approved the proposal
  --------------
approving the new investment advisory agreement. In doing so, it considered the following factors:

  o The new investment advisory agreement is substantially identical to the existing investment advisory agreement.

  o Representations from the New Adviser that it is committed to the continuance, without interruption, of the advisory services to each of the Eastcliff Funds of the type and quality provided by the Adviser.

  o The New Adviser's agreement to maintain the maximum 1.30% expense ratio for two years from the effective date of the new investment advisory agreement.

  o   Fees paid to investment advisers of comparable funds.

  Accordingly, our Board of Directors recommends a vote "FOR" for each of Proposal No. 1(a), Proposal No. 1(b), Proposal No. 1(c), Proposal No. 1(d) and Proposal No. 1(e).

                           PROPOSAL NOS. 2(A) - 2(E)

  General.  The Adviser currently serves as the investment adviser to the
  -------
Eastcliff Funds. As such it provides investment advisory and administrative services to the Eastcliff Funds. The specific investments for the Eastcliff Funds are made by the "Portfolio Managers" as follows:

  FUND                                  PORTFOLIO MANAGER
  ----                                  -----------------
  Eastcliff Total Return Fund           Palm Beach Investment Advisers, LLC
  Eastcliff Growth Fund                 Winslow Capital Management, Inc.
  Eastcliff Regional Small
    Capitalization Value Fund           Woodland Partners, LLC
  Eastcliff Contrarian Value Fund       Sasco Capital, Inc.
  Eastcliff Emerging Growth Fund        KB Growth Advisors, LLC

  The Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for the Eastcliff Funds, and evaluates the Portfolio Managers' performance.

  In connection with the services provided by the Portfolio Managers, Eastcliff Funds, Inc. entered into sub-advisory agreements with the Adviser and the respective Portfolio Managers. The sub-advisory agreement for the Eastcliff Total Return Fund was entered into on March 29, 2001 and last submitted to a vote of shareholders of the Eastcliff Total Return Fund on such date. Each of the other sub-advisory agreements was entered into in connection with the organization of the applicable Fund and has not been submitted to a vote of the shareholders since that time. The dates of these sub-advisory agreements are set forth below:

  FUND                                       DATE ENTERED INTO
  ----                                       -----------------
  Eastcliff Growth Fund                      June 30, 1995
  Eastcliff Regional Small
    Capitalization Value Fund                September 15, 1996
  Eastcliff Contrarian Value Fund            December 30, 1997
  Eastcliff Emerging Growth Fund             October 1, 1999

  The Adviser has given notice that it will terminate its sub-advisory agreements with the Eastcliff Funds and the respective Portfolio Managers effective as of the approval by the shareholders of the Eastcliff Funds of new sub-advisory agreements with the New Adviser and the respective Portfolio Managers. Accordingly, our Board of Directors on September 11, 2001 approved new sub-advisory agreements with the New Adviser and the respective Portfolio Managers, substantially in the form attached hereto as ANNEX B, for the
                                                       -------
Eastcliff Total Return Fund, Eastcliff Growth Fund, Eastcliff Regional Small Capitalization Value Fund, Eastcliff Contrarian Value Fund and Eastcliff Emerging Growth Fund. The new sub-advisory agreements are to take effect upon the approval of the shareholders of the respective Funds.

  The new sub-advisory agreements are substantially the same as the existing sub-advisory agreements. They differ from the existing sub-advisory agreements in one principal respect, the fee payable to the Portfolio Managers is higher. Under the existing sub-advisory agreements and the new sub-advisory agreements, the Adviser or the New Adviser, as the case may be, and not the Eastcliff Funds, pays the Portfolio Managers' fees. Consequently, the fees paid by the Eastcliff Funds will not be changed if the new sub-advisory agreements are approved.

  Discussion.  The new sub-advisory agreements contain substantially the same
  ----------
terms and conditions as the existing sub-advisory agreements other than the compensation rate.

  Pursuant to the existing sub-advisory agreements and the new sub-advisory agreements, the Portfolio Managers make specific portfolio investments in accordance with the Eastcliff Funds' investment objectives, restrictions and policies and overall investment approach and strategies provided by the Adviser or the New Adviser, as the case may be. The Portfolio Managers' activities are subject to general supervision by the Adviser or the New Adviser, as the case may be, and our Board of Directors. Although the Adviser or the New Adviser and our Board of Directors do not evaluate the investment merits of the Portfolio Managers' specific securities selections, they do review the overall performance of the Portfolio Managers.

  The Portfolio Managers are employed, and may be terminated, by the Adviser or the New Adviser, as the case may be, subject to prior approval by our Board of Directors. The employment of a new portfolio manager currently requires the prior approval of the shareholders of the respective Fund. Eastcliff Funds, Inc., however, may request an order of the Securities and Exchange Commission exempting the Eastcliff Funds from the requirement under the Investment Company Act of 1940 relating to shareholder approval of new portfolio managers. There can be no assurance that Eastcliff Funds, Inc. will request such an order, or, if requested, that such an order will be granted with respect to the Eastcliff Funds.

  Selection and retention criteria for a Portfolio Manager include: (i) its historical performance record; (ii) consistent performance in the context of the markets and preservation of capital in declining markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of a Portfolio Manager to apply its approach consistently.

  The Adviser or the New Adviser, as the case may be (not the respective
Funds), pay each of the Fund's Portfolio Managers an annual sub-advisory fee. The amount of the sub-advisory fee for each of the Portfolio Managers under the existing sub-advisory agreement (other than the Portfolio Manager for the Eastcliff Total Return Fund) is 0.60% of the applicable Fund's average daily net assets. The Adviser pays the Portfolio Manager for the Eastcliff Total Return Fund an annual sub-advisory fee equal to 0.40% of the average daily net assets of the Eastcliff Total Return Fund (0.30% with respect to average daily net assets in excess of $30 million). Under the new sub-advisory agreements, the amount of the sub-advisory fee for each of the Portfolio Managers is 0.75% of the applicable Fund's average daily net assets.

  Pursuant to the new sub-advisory agreements, each of the Portfolio Managers is obligated to pay to the New Adviser an amount equal to 75% of any fee waiver or expense reimbursement that the New Adviser is obligated to pay to the Eastcliff Funds in any fiscal year pursuant to the new investment advisory agreement (in any event, the New Adviser remains liable to the Eastcliff Funds for the full amount of any such fee waiver or expense reimbursement). In this regard, the New Adviser will agree to reimburse each of the Eastcliff Funds for expenses in excess of 1.3% of such Fund's average daily net assets for two years from the effective date of the new investment advisory agreement, consistent with and subject to the existing conditions of any voluntary fee waivers.

  For the fiscal year ended June 30, 2001, each of the Funds paid the Adviser investment advisory fees as set forth below (had the new investment advisory agreement been in effect for the fiscal year ended June 30, 2001, the advisory fees, would not have been different). In turn the Adviser paid sub-advisory
            ---
fees to the Portfolio Managers as set forth below.

                                                                SUB-ADVISORY
                                                                FEES PAID TO
  FUND                                 ADVISORY FEES PAID    PORTFOLIO MANAGERS
  ----                                 ------------------    ------------------
  Eastcliff Total Return Fund               $177,522              $71,009
  Eastcliff Growth Fund                      $82,316              $49,390
  Eastcliff Regional Small
    Capitalization Value Fund               $365,936             $219,562
  Eastcliff Contrarian Value Fund            $50,577              $30,346
  Eastcliff Emerging Growth Fund            $109,833              $65,900

  Had the new sub-advisory agreements been in effect for the fiscal year ended June 30, 2001, the Adviser would have paid the following fees to the Portfolio
Managers:

                                            PROPOSED
                                          SUB-ADVISORY
                                          FEES PAID TO
  FUND                                 PORTFOLIO MANAGERS    PERCENTAGE CHANGE
  ----                                 ------------------    -----------------
  Eastcliff Total Return Fund               $133,142               87.50%
  Eastcliff Growth Fund                      $61,737               25.00%
  Eastcliff Regional Small
    Capitalization Value Fund               $274,452               25.00%
  Eastcliff Contrarian Value Fund            $37,933               25.00%
  Eastcliff Emerging Growth Fund             $82,375               25.00%

  The new sub-advisory agreements will remain in effect for two years from the date of their effectiveness and thereafter as long as their continuance is specifically approved at least annually (i) by our Board of Directors and (ii) by the vote of a majority of the directors of Eastcliff Funds, Inc. who are not parties to the sub-advisory agreements or interested persons of the New Adviser or the Portfolio Managers, cast in person at a meeting called for the purpose of voting on such approval. The new sub-advisory agreements provide that they may be terminated by any party upon giving written notice 30 days in advance to the other parties and that it will be automatically terminated if it is assigned within the meaning of the Investment Company Act of 1940. Under the Investment Company Act of 1940, transactions which do not result in a change of actual control or management of an investment adviser are not assignments.

  The new sub-advisory agreements provide that the Portfolio Managers will not be liable to the Eastcliff Funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The new sub-advisory agreements provide that the Portfolio Managers and their respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

  Description of the Portfolio Managers.  Palm Beach Investment Advisers, LLC
  -------------------------------------
is the Portfolio Manager to the Total Return Fund. It is a Delaware limited liability company that is wholly-owned by AAM Palm Beach, LLC, with its principal place of business at 249 Royal Palm Way, Suite 400, Palm Beach, Florida 33480. The Chief Executive Officer of the Portfolio Manager is Andrew
M. Jarmel, 249 Royal Palm Way, Suite 400, Palm Beach, Florida 33480. The Portfolio Manager has a management committee that consists of Messrs. Jarmel and Barry G. Hoyt, who acts as Chief Investment Officer of Asset Allocation & Management Company, L.L.C. (an affiliate of AAM Palm Beach, LLC), 30 North LaSalle Street, #3500, Chicago, IL 60602. The principal place of business of AAM Palm Beach, LLC is 30 North LaSalle Street, #3500, Chicago, IL 60602. AAM is controlled by Messrs. Jarmel and Hoyt and Peter Mavrogenes, Senior Investment Officer of Asset Allocation & Management Company, L.L.C.

  Winslow Capital Management, Inc. is the Portfolio Manager to the Growth Fund. Its address is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital Management, Inc. has been an investment adviser since 1992. Clark J. Winslow, the President and Chief Executive Officer of Winslow Capital Management, Inc., is primarily responsible for the day-to-day management of the Growth Fund's portfolio. Mr. Winslow has served as President, Chief Executive Officer and a portfolio manager of Winslow Capital Management, Inc. since 1992. Prior to that time, he was senior vice president and portfolio manager at Alliance Capital Management from 1987 to 1992, and portfolio manager at John W. Bristol & Co. from 1980 to 1987. Winslow Capital Management, Inc. is controlled by Clark J. Winslow.

  Woodland Partners LLC is the Portfolio Manager to the Regional Small Capitalization Value Fund. Its address is 60 South Sixth Street, Suite 3750, Minneapolis, Minnesota 55402. Woodland Partners LLC has been an investment adviser since 1996. Richard W. Jensen, Elizabeth M. Lilly and Richard J. Rinkoff are primarily responsible for the day-to-day management of the Regional Small Capitalization Value Fund's portfolio. Mr. Jensen, Ms. Lilly and Mr. Rinkoff each have been portfolio managers and one-third owners of Woodland Partners LLC since 1996. Prior to that time, they were employed by First Asset Management, a division of First Bank National Association (now U.S. Bank, National Association), Mr. Jensen since 1967, Ms. Lilly since 1992 and Mr. Rinkoff since 1977. Woodland Partners LLC is owned in equal parts by Richard W. Jensen, Elizabeth M. Lilly and Richard J. Rinkoff.

  Sasco Capital, Inc. is the Portfolio Manager to the Contrarian Value Fund.
Its address is 10 Sasco Hill Road, Fairfield, Connecticut 06430. Sasco Capital, Inc. has been an investment adviser since 1985. Bruce Bottomly and Daniel Leary are primarily responsible for the day-to-day management of the Contrarian Value Fund's portfolio. They have been portfolio managers and Managing Directors of Sasco Capital, Inc. since its inception in 1986. Sasco Capital, Inc. is owned by Hoda Bibi, Bruce Bottomly and Daniel Leary.

  KB Growth Advisors, LLC is the Portfolio Manager to Emerging Growth Fund.
Its address is 601 Carlson Parkway, Suite 950, Minnetonka, Minnesota 55305. KB Growth Advisors, LLC has been an investment adviser since 1998. Gail M. Knappenberger, Chairman and Chief Executive Officer of KB Growth Advisors, LLC, is primarily responsible for the day-to-day management of the Emerging Growth Fund's portfolio. Mr. Knappenberger has served as Chairman and Chief Executive Officer of KB Growth Advisors, LLC since its inception in 1998. Prior to that time he was Executive Vice President and a portfolio manager of Winslow Capital Management, Inc. from 1993 to 1998, and President and a portfolio manager of Jundt Associates, Inc. from 1984 to 1993. KB Growth Advisors, LLC is controlled by Gail M. Knappenberger.

  Required Vote.  The favorable vote of the holders of a "majority" (as defined
  -------------
in the Investment Company Act of 1940) of the outstanding shares of a Fund is required for the approval of the new sub-advisory agreement for that particular Fund. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against a new sub-advisory agreement but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the special meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the new sub-advisory agreements if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the new sub-advisory agreements. If the shareholders of a Fund do not approve the new sub-advisory agreement for that particular Fund, the existing sub-advisory agreement for the Fund in question and the Eastcliff Funds, Inc. will consider such alternative actions as are in the best interest of the Fund in question.

  Recommendation.  Our Board of Directors has unanimously approved the new sub-
  --------------
advisory agreements. In doing so it considered the following factors, among others:

  o The new sub-advisory agreements are substantially identical (other than the fees paid to the Portfolio Managers by the New Adviser and the obligation of the Portfolio Managers to pay a portion of any fee waiver or expense reimbursement) to the existing sub-advisory agreements.

  o   The investment performance of the Funds.

  Accordingly, our Board of Directors recommends a vote "FOR" for each of Proposal No. 2(a), Proposal No. 2(b), Proposal No. 2(c), Proposal No. 2(d) and Proposal No. 2(e).

                                 PROPOSAL NO. 3

  Director Nominees.  At the special meeting, we will elect five directors to
  -----------------
hold office until their respective successors are chosen and qualified. Effective as of the election of the new directors, the term of office of each of the existing directors will end. Our Board of Directors has nominated five people for election. As proxies, E. Thomas Welch and John A. Clymer intend to vote for the election of all of the Board of Directors' nominees. They will also vote proxies for any other person that the Board of Directors may recommend in place of a nominee if that nominee becomes unable to serve as a director before the special meeting.

  Each nominee has consented to being named as a nominee and to serve if elected.

  Certain important information regarding the nominees (including their principal occupations for at least the last five years) is as follows:

  BARRY K. ALLEN                    Age 52
  --------------
  18500 W. Corporate Drive
  Brookfield, WI 53045
  (A NOMINEE FOR DIRECTOR OF EASTCLIFF FUNDS, INC.)

  Mr. Allen is President of Allen Enterprises, LLC, Brookfield, Wisconsin, a private equity investments management company he founded after retiring from Ameritech, Chicago, Illinois, in July 2000. Mr. Allen had served as an officer of Ameritech since August 1995, most recently as President. Mr. Allen is a director of Harley-Davidson Inc., Cobalt, Inc. and First Business Bank-Milwaukee. Mr. Allen is also a director of FMI Funds, Inc. and Fiduciary Capital Growth Fund, Inc., registered investment companies for which the Adviser serves as investment adviser.

  GEORGE D. DALTON                  Age 73
  ----------------
  20825 Swenson Drive
  Waukesha, WI 53186
  (A NOMINEE FOR DIRECTOR OF EASTCLIFF FUNDS, INC.)

  Mr. Dalton is Chairman and Chief Executive Officer of Call_Solutions.com, Inc., a privately held company specializing in teleservices call centers. Prior to January 2000, Mr. Dalton was Chairman of the Board and Chief Executive Officer of Fiserv, Inc., a provider of financial data processing services to financial institutions, and had served in that capacity since 1984. Mr. Dalton is also a member of the Board of Directors of Clark/Bardes Inc., a distributor of life insurance/compensation programs and Wisconsin Wireless, Inc. Mr. Dalton is also a director of FMI Funds, Inc. and Fiduciary Capital Growth Fund, Inc.

  GORDON H. GUNNLAUGSSON                Age 57
  ----------------------
  c/o Fiduciary Management, Inc.
  225 East Mason Street
  Milwaukee, WI 53202
  (A NOMINEE FOR DIRECTOR OF EASTCLIFF FUNDS, INC.)

  Mr. Gunnlaugsson recently retired from M&I Corporation. He was employed by M&I Corporation from June 1, 1970 to December 31, 2000 where he most recently held the positions of Executive Vice-President and Chief Financial Officer. Mr. Gunnlaugsson is a director of Renaissance Learning Systems, Inc. Mr. Gunnlaugsson is also a director of FMI Funds, Inc. and Fiduciary Capital Growth Fund, Inc.

  PAUL S. SHAIN                     Age 38
  -------------
  5520 Research Park Drive
  Madison, WI  53711
  (A NOMINEE FOR DIRECTOR OF EASTCLIFF FUNDS, INC.)

  Mr. Shain is President and Chief Operating Officer of Berbee Information Networks, a leading provider of e-business development, infrastructure integration and application hosting services and has been employed by such firm since January 2000. Prior to joining Berbee Information Networks, Mr. Shain spent 12 years at Robert W. Baird & Co., Incorporated, most recently as Managing Director and Director of Equity Research. Mr. Shain is a Chartered Financial Analyst and serves on the Advisory Board of the Applied Corporate Finance program at UW-Madison. Mr. Shain serves on the Board of Directors of Berbee Information Networks, LifeSketch, Inc., Broadjam Inc. and the Madison Area Technical College Foundation. Mr. Shain is also a director of FMI Funds, Inc. and Fiduciary Capital Grown Fund, Inc.

  DONALD S. WILSON*<F5>             Age 58
  ---------------------
  225 East Mason Street
  Milwaukee, Wisconsin
  (A NOMINEE FOR DIRECTOR OF EASTCLIFF FUNDS, INC.)

  Messrs. Kellner and Wilson co-founded Fiduciary Management, Inc. in 1980. Mr. Wilson is Vice Chairman and Treasurer of Fiduciary Management, Inc. Mr. Wilson is also Vice President, Secretary and a director of Fiduciary Capital Growth Fund, Inc. Mr. Wilson served as a director of the Eastcliff Funds from December 1986 to March 2001.

*<F5> Mr. Wilson will be an "interested person" of the Eastcliff Funds as that term is defined in the Investment Company Act of 1940.

  All executive officers are elected by our Board of Directors and hold office until his or her successor has been duly elected or until his or her prior death, resignation or removal. The executive officers of Eastcliff Funds, Inc. are currently Mr. Conley Brooks, Jr., 55, President; Mr. E. Thomas Welch, 63, Vice President; Mr. John A. Clymer, 53, Vice President, Secretary and Treasurer; Mr. A. Rodney Boren, 55, Vice President; Patrice J. Neverett, 48, Vice President; and Rhonda T. Omlie, 43, Vice President. Subsequent to the shareholders meeting, we anticipate that the current executive officers and directors of Eastcliff Funds, Inc. will resign, and our new Board of Directors will elect the following individuals to the offices opposite their names:

  NAME                        OFFICE
  ----                        ------
  Ted D. Kellner              President and Treasurer
  Patrick J. English          Vice President
  Patrice J. Neverett         Vice President
  Donald S. Wilson            Vice President and Secretary
  Gary G. Wagner              Vice President and Assistant Secretary
  Camille F. Wildes           Vice President and Assistant Treasurer

  Compensation.  The table below sets forth the compensation paid by Eastcliff
  ------------
Funds, Inc. to each of the current directors during the fiscal year ended June 30, 2001:

                               COMPENSATION TABLE

                                                       PENSION OR                                TOTAL
                                 AGGREGATE             RETIREMENT          ESTIMATED          COMPENSATION
                               COMPENSATION         BENEFITS ACCRUED         ANNUAL          FROM EASTCLIFF
                                   FROM             AS PART OF FUND      BENEFITS UPON        FUNDS, INC.
NAME OF PERSON             EASTCLIFF FUNDS, INC.        EXPENSES           RETIREMENT      PAID TO DIRECTORS
--------------             ---------------------    ----------------     -------------     -----------------
Conley Brooks, Jr.                  $0                     $0                  $0                  $0
Joseph H. Dugan*<F6>                $0                     $0                  $0                  $0
A. Skidmore Thorpe                $3,000                   $0                  $0                $3,000
Rolf Engh                         $2,500                   $0                  $0                $2,500

*<F6>  Mr. Dugan was elected to the Board of Directors on March 15, 2001.

  Board Meetings and Committees.  Our Board of Directors has no audit,
  -----------------------------
nominating, compensation or other similar committees. Our Board of Directors met three times during the fiscal year ended June 30, 2001. Each of the directors attended all three of the meetings held by the Board of Directors.

  Required Vote.  Under Wisconsin law, shareholders elect directors by a
  -------------
plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes from the shareholders of all Eastcliff Funds will be elected as directors. Any shares which do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

  Recommendation.  Our Board of Directors recommends a vote "FOR" all the
  --------------
nominees.

                                  PROPOSAL NO. 4

  Discussion.  Our Board of Directors (including a majority of the directors
  ----------
who are not "interested persons" of Eastcliff Funds, Inc.) has selected PricewaterhouseCoopers LLP, independent accountants, to continue to serve as independent auditors of the Eastcliff Funds for the fiscal year ending June 30, 2002. In such capacity PricewaterhouseCoopers LLP performs a variety of functions, including examining the financial statements of the Eastcliff Funds and issuing a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings. PricewaterhouseCoopers LLP has advised our Board of Directors that they have no direct financial interest or material indirect financial interest in the Eastcliff Funds.

  A representative of PricewaterhouseCoopers LLP is not expected to be present at the meeting.

  Audit and Other Fees.  In connection with the fiscal year ended June 30,
  --------------------
2001, PricewaterhouseCoopers LLP provided various audit and non-audit services to Eastcliff Funds, Inc. and billed Eastcliff Funds, Inc. for these services as follows:

  a. Audit Fees.  Aggregate fees billed to Eastcliff Funds, Inc. by
     ----------
PricewaterhouseCoopers LLP for professional services rendered for the audit of financial statements of Eastcliff Funds, Inc. for the fiscal year ended June 30, 2001 totalled $58,965.

  b. Financial Information Systems Design and Implementation Fees.
     ------------------------------------------------------------
PricewaterhouseCoopers LLP did not render any services respecting financial information systems design and implementation during the fiscal year ended June 30, 2001 to Eastcliff Funds, Inc., the advisers to the Eastcliff Funds, or any entity controlling, controlled by, or under common control with the advisers that provides services to Eastcliff Funds, Inc.

  c. All Other Fees.  Aggregate fees billed to Eastcliff Funds, Inc. by
     --------------
PricewaterhouseCoopers LLP for non-audit services rendered for the fiscal year ended June 30, 2001 to Eastcliff Funds, Inc., the advisers to the Eastcliff Funds, or any entity controlling, controlled by, or under common control with the advisers that provides services to Eastcliff Funds, Inc., including tax related services, totalled $25,875.

  The directors have considered whether the provision of the non-audit services related to sections (b) and (c) above is compatible with maintaining the independence of PricewaterhouseCoopers LLP and has determined that such services have not adversely affected the independence of PricewaterhouseCoopers LLP.

  Required Vote.  The favorable vote of the holders of a majority of the shares
  -------------
of the Eastcliff Funds voting on Proposal No. 4, assuming a quorum is present, is required to ratify the selection of PricewaterhouseCoopers LLP, independent accountants, as auditors for the Eastcliff Funds. Abstentions and broker non-votes will not be counted for or against ratification but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding voting shares are present or represented at the special meeting. The failure to vote (including the failure to vote by broker non-vote or abstention), assuming more than 50% of the outstanding shares of the Eastcliff Funds are present, will have no effect on the ratification of the selection of PricewaterhouseCoopers LLC.

  Recommendation.  Our Board of Directors recommends a vote "FOR" ratification
  --------------
of the selection of PricewaterhouseCoopers LLP as independent auditors for the Eastcliff Funds.

                                 ADMINISTRATOR

  The administrator for the Eastcliff Funds is Fiduciary Management, Inc. Its principal office is located at 225 East Mason Street, Milwaukee, Wisconsin 53202. Pursuant to separate administration agreements entered into between each of the Eastcliff Funds and the New Adviser, the New Adviser prepares and maintains the books, accounts and other documents required by the Investment Company Act 0f 1940, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. If the new investment advisory agreement is approved, the New Adviser will continue to perform these services. The New Adviser at its own expense and without reimbursement from any of the Eastcliff Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the administration agreements. For the foregoing, the New Adviser receives from each of the Eastcliff Funds a fee of 0.2% per annum on the first $25,000,000 of the daily net assets of such Fund, 0.1% per annum on the next $20,000,000 of the daily net assets of such Fund and 0.05% per annum of the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of $20,000. The New Adviser separately charges the Eastcliff Funds for blue sky filings. During the fiscal year ended June 30, 2001, the Total Return Fund paid the New Adviser $36,995, pursuant to such Fund's administration agreement. During the fiscal year ended June 30, 2001, the Growth Fund paid the New Adviser $17,275, pursuant to such Fund's administration agreement. During the fiscal year ended June 30, 2001, the Regional Small Capitalization Value Fund paid the New Adviser $63,219, pursuant to such Fund's administration agreement. During the fiscal year ended June 30, 2001, the Contrarian Value Fund paid the New Adviser $11,260, pursuant to such Fund's administration agreement. During the fiscal year ended June 30, 2001, the Emerging Growth Fund paid the New Adviser $22,811, pursuant to such Fund's administration agreement.

                        RECEIPT OF SHAREHOLDER PROPOSALS

  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not insure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

                                  SOLICITATION

  The New Adviser will bear the cost of soliciting proxies. It expects to solicit proxies mainly by mail. Some of its employees may also solicit proxies personally and by telephone. The New Adviser may in its discretion elect to use the services of an outside proxy solicitor, and, in such event, the New Adviser will pay the cost of using the services of such outside proxy solicitor. Also, the Adviser will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Eastcliff Funds.

                                 CHANGE OF NAME

  Following the special meeting (and any adjournments), Eastcliff Funds, Inc. will file Articles of Amendment to change its name to "FMI Mutual Funds, Inc." In addition, on that same date Eastcliff Funds, Inc. will change the designated names of the series of its shares of Common Stock as follows:

  CURRENT NAME                          NEW NAME
  ------------                          --------
  Eastcliff Total Return Fund           FMI AAM Palm Beach Total Return Fund
  Eastcliff Growth Fund                 FMI Winslow Growth Fund
  Eastcliff Regional Small              FMI Woodland Small
    Capitalization Value Fund             Capitalization Value Fund
  Eastcliff Contrarian Value Fund       FMI Sasco Contrarian Value Fund
  Eastcliff Emerging Growth Fund        FMI Knappenberger Baer
                                          Emerging Growth Fund

  IF YOU WOULD LIKE TO RECEIVE A COPY OF OUR LATEST ANNUAL REPORT AND SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, PLEASE WRITE TO EASTCLIFF FUNDS, INC. AT 1400 U.S. TRUST BUILDING, 730 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA, 55402, ATTENTION: CORPORATE SECRETARY, OR BY CALLING 1-800-595-5519. WE WILL FURNISH THESE COPIES FREE OF CHARGE.

                              EASTCLIFF FUNDS, INC.

                              /s/John A. Clymer

                              John A. Clymer
                              Secretary

Minneapolis, Minnesota
September 24, 2001

                                    ANNEX A
                                    -------

                         INVESTMENT ADVISORY AGREEMENT

  THIS INVESTMENT ADVISORY AGREEMENT ( this "Agreement") is made this ----- day of October, 2001, between FMI MUTUAL FUNDS, INC., a Wisconsin corporation (the "Company"), and FIDUCIARY MANAGEMENT, INC., a Wisconsin corporation (the "Adviser").

                             W I T N E S S E T H :
                             ---------------------

  WHEREAS, the Company is currently registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") as an open-end management investment company consisting of multiple series; and

  WHEREAS, the Company desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser for each series that approves the adoption of this Agreement (each an "Approving Fund", and, collectively, the "Approving Funds"). The Approving Funds are set forth on SCHEDULE A.

  NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

  1.  EMPLOYMENT.  The Company hereby employs the Adviser to manage the
      ----------
investment and reinvestment of the assets of each of the Approving Funds and to administer each of their business and administrative operations, subject to the direction of the Board of Directors of the Company (the "Board of Directors") and the officers of the Company, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

  2.  AUTHORITY OF THE ADVISER.  The Adviser shall for all purposes herein be
      ------------------------
deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or any of the Approving Funds in any way or otherwise be deemed an agent of the Company or any of the Approving Funds. However, one or more shareholders, officers, directors or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of its responsibility for and control of the affairs of each of the Approving Funds.

  3.  OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE ADVISER.  The Adviser
      ---------------------------------------------------------
undertakes to provide the services hereinafter set forth and to assume the following obligations:

     a. Management and Administrative Services.

        (i) The Adviser shall furnish to the Company adequate office space, which may be space within the offices of the Adviser or in such other place as may be agreed upon from time to time, and all office furnishings, facilities and equipment as may be reasonably required for performing services relating to advisory, research, asset allocation, portfolio manager selection and evaluation activities and otherwise managing and administering the business and operations of each Approving Fund.

        (ii) The Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to supervise the provision of the services set forth in sub-paragraph 3(a)(i) and shall bear the expense of providing such services, except as provided in Section 4 of this Agreement. The Adviser shall also compensate all officers and employees of the Company who are officers or employees of the Adviser or its affiliated companies.

     b.   Investment Management Services.

        (i) The Adviser shall, subject to and in accordance with the investment objective and policies of each Approving Fund and any directions which the Board of Directors may issue to the Adviser, have overall responsibility for the general management and investment of the assets and securities portfolios of each Approving Fund.

        (ii) The Adviser may delegate its investment responsibilities under sub-paragraph 3(b)(i) with respect to any Approving Fund or segments thereof to one or more persons or companies ("Portfolio Manager[s]") pursuant to an agreement between the Adviser, the Company and any such Portfolio Manager ("Sub-Advisory Agreement"). Each Sub-Advisory Agreement may provide that the applicable Portfolio Manager, subject to the control and supervision of the Board of Directors and the Adviser, shall have full investment discretion for the Approving Fund in question, shall make all determinations with respect to the investment of such Approving Fund's assets assigned to it and the purchase and sale of portfolio securities with those assets, and shall take such steps as may be necessary to implement its investment decisions. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of Section 15 of the Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission or similar relief. The Adviser shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for any Approving Fund's portfolio.

        (iii) The Adviser shall develop overall investment programs and strategies for each of the Approving Funds, or segments thereof, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Directors concerning the implementation of the programs.

        (iv) The Adviser shall research and evaluate each potential Portfolio Manager and shall advise the Board of Directors of the potential Portfolio Managers that the Adviser believes are best-suited to invest the assets of each Approving Fund; shall monitor and evaluate the investment performance of each Portfolio Manager; shall determine the portion of each Approving Fund's assets to be managed by a Portfolio Manager; shall recommend changes or additions of Portfolio Managers when appropriate; and shall coordinate the investment activities of all of the Portfolio Managers.

        (v) The Adviser shall be solely responsible for paying the fees of any Portfolio Manager.

        (vi) The Adviser shall render to the Board of Directors such periodic reports concerning the business and investments of each of the Approving Funds as the Board of Directors shall reasonably request.

  c.  Information for Preparation of Filings.

      The Adviser will make available and provide financial, accounting and statistical information required by each Approving Fund for the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as any Approving Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of such Approving Fund's shares.

  d.  Provision of Personnel.

      The Adviser shall make available its officers and employees to the Board of Directors and officers of the Company for consultation and discussions regarding the administration and management of the Company and its investment activities.

  4.  EXPENSES.  The Adviser shall not be required to pay any expenses of any
      --------
of the Approving Funds except as provided herein; provided, however, that if the aggregate annual operating expenses, including the Adviser's fee and the fees paid to any such Approving Fund's Administrator but excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items, in any year exceed that percentage of the average net assets of such Approving Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which such Approving Fund's shares are qualified for sale or, if the states in which such Approving Fund's shares are qualified for sale impose no such restrictions, 2% (1.3% for periods prior to the second anniversary of this Agreement), then the Adviser's fee shall be reduced as hereinafter provided. The expenses of each Approving Fund's operations borne by such Approving Fund include by way of illustration and not limitation, directors fees paid to those directors who are not officers of the Company, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of such Approving Fund's assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

  The Company shall monitor the expense ratio of each Approving Fund on a monthly basis. If the accrued amount of the expenses of any Approving Fund exceeds the expense limitation established herein, the Company shall create an account receivable from the Adviser in the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Company's fiscal year if accrued expenses thereafter fall below the expense limitation.

  5.  COMPENSATION OF THE ADVISER.  For the services to be rendered by the
      ---------------------------
Adviser hereunder, the Company, through and on behalf of each Approving Fund, shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of such Approving Fund, as determined by valuations made as of the close of each business day of the month. The advisory fee for each Approving Fund shall be set forth on SCHEDULE A, provided that after the second anniversary of this Agreement, if the Board of Directors (including a majority of the directors who are not "interested persons", as defined in the Act, of the Adviser or the Company) determines it is in the best interests of the FMI AAM Palm Beach Total Return Fund, then the Board of Directors may eliminate the asset breakpoint, making the advisory fee for the FMI AAM Palm Beach Total Return Fund 1.00% in all instances. For any month in which this Agreement is not in effect for the entire month with respect to an Approving Fund, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net assets of such Approving Fund on the business days during which it is so in effect.

  6.  OWNERSHIP OF SHARES OF THE APPROVING FUNDS.  The Adviser shall not take
      ------------------------------------------
an ownership position in any of the Approving Funds, and shall not permit any of its shareholders, officers, directors or employees to take a long or short position in the shares of any of the Approving Funds, except for the purchase of shares of any such Approving Fund for investment purposes at the same price as that available to the public at the time of purchase or in connection with the initial capitalization of any such Approving Fund.

  7.  EXCLUSIVITY.  The services of the Adviser to the Approving Funds
      -----------
hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. During the period that this Agreement is in effect, and except as herein provided, the Adviser shall be the sole investment adviser of each Approving Fund.

  8.  LIABILITY.  In the absence of willful misfeasance, bad faith, gross
      ---------
negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to any of the Approving Funds or to any shareholder of any of the Approving Funds for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

  9.  BROKERAGE COMMISSIONS.  The Adviser, subject to the control and direction
      ---------------------
of the Board of Directors, and any applicable Portfolio Manager(s), subject to the control and direction of the Board of Directors and the Adviser, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Approving Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser or the applicable Portfolio Manager(s) may cause the Approving Fund in question to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser or the Portfolio Manager(s) a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser or the Portfolio Manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange
Act). The Adviser shall provide such reports as the Board of Directors may reasonably request with respect to each Approving Fund's total brokerage and the manner in which that brokerage was allocated.

  10. CODE OF ETHICS.  The Adviser has adopted a written code of ethics
      --------------
complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Company, the Adviser shall permit the Company to examine the reports required to be made by the Adviser pursuant to Rule 17j-1(d)(1).

  11. AMENDMENTS.  This Agreement may be amended by the mutual consent of the
      ----------
parties; provided, however, that in no event may it be amended without the approval of the Board of Directors in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of each Approving Fund, as defined in the Act.

  12. TERMINATION.  This Agreement may be terminated with respect to any
      -----------
Approving Fund at any time, without the payment of any penalty, by the Board of Directors or by a vote of the "majority" of the outstanding voting securities of such Approving Fund, as defined in the Act, upon giving sixty (60) days' written notice to the Adviser. This Agreement may be terminated by the Adviser with respect to all of the Approving Funds or any one or more of the Approving Funds at any time upon the giving of sixty (60) days' written notice to the Company. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending on the second anniversary of this Agreement and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by (i) the Board of Directors or by the vote of the "majority" of the outstanding voting securities of the Company, as defined in the Act, and (ii) the Board of Directors in the manner required by the Act.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                             FIDUCIARY MANAGEMENT, INC.
                             (the "Adviser")

                             By:----------------------------------

                             FMI MUTUAL FUNDS, INC.
                             (the "Company")

                             By:----------------------------------

                                   SCHEDULE A

                                               COMPENSATION
NAME OF THE FUND                   (AS A % OF AVERAGE DAILY NET ASSETS)
----------------                   ------------------------------------
FMI AAM PALM BEACH                 1.00% OF THE FIRST $30,000,000 OF
  TOTAL RETURN FUND                AVERAGE DAILY NET ASSETS AND
                                   0.75% OF AVERAGE DAILY NET ASSETS
                                   IN EXCESS OF $30,000,000

FMI WINSLOW GROWTH FUND            1.00%

FMI WOODLAND SMALL
  CAPITALIZATION VALUE FUND        1.00%

FMI SASCO CONTRARIAN
VALUE FUND                         1.00%

FMI KNAPPENBERGER BAER
  EMERGING GROWTH FUND             1.00%

                                    ANNEX B
                                    -------

                             SUB-ADVISORY AGREEMENT

                        FMI ---------------------- FUND

  THIS SUB-ADVISORY AGREEMENT (this "Agreement") is made this ----- day of October, 2001, by and among FMI MUTUAL FUNDS, INC., a Wisconsin corporation (the "Company"), FIDUCIARY MANAGEMENT, INC., a Wisconsin corporation (the "Adviser"), and ---------------------, a --------------------- (the "Portfolio Manager").

                             W I T N E S S E T H :
                             ---------------------

  The Company is a diversified open-end management investment company registered as an investment company under the Investment Company Act of 1940 (the "Act"), and subject to the rules and regulations promulgated thereunder. The Company's authorized shares of Common Stock are divided into five series, each of which constitutes a separate investment portfolio or fund with different investment objectives and policies. Each share of a fund represents an undivided interest in the assets, subject to the liabilities, allocated to that portfolio.

  The Adviser acts as the "investment adviser" (as defined in Section 2(a)(20) of the Act) to the FMI --------------------- Fund (the "Fund"), a series of the Company's common stock, pursuant to the terms of an Investment Advisory Agreement. The Adviser is responsible for the day-to-day management and overall administration of the Fund and the coordination of investment of the Fund's assets in portfolio securities. However, specific portfolio purchases and sales for the Fund's investment portfolio, or a portion thereof, are to be made by advisory organizations recommended and selected by the Adviser, subject to the approval of the Board of Directors of the Company.

  WHEREAS, the Adviser and the Company desire to retain the Portfolio Manager as the investment adviser and the portfolio manager for the Fund.

  NOW, THEREFORE, the Company, the Adviser and the Portfolio Manager do mutually promise and agree as follows:

  1.  EMPLOYMENT.  The Adviser being duly authorized hereby appoints and
      ----------
employs the Portfolio Manager as a discretionary portfolio manager to the Fund for those assets of the Fund which the Adviser determines to assign to the Portfolio Manager (those assets being referred to as the "Fund Account"), for the period and on the terms set forth in this Agreement. The Portfolio Manager hereby accepts the appointment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund with respect to the investments of the Fund Account in accordance with the provisions of this Agreement.

  2.  AUTHORITY OF THE PORTFOLIO MANAGER.  The Portfolio Manager shall for all
      ----------------------------------
purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund.

  3.  PORTFOLIO MANAGEMENT SERVICES OF THE PORTFOLIO MANAGER.  The Portfolio
      ------------------------------------------------------
Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and sell securities of the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof and such operational procedures as may be agreed to from time to time by the Portfolio Manager and the Company or the Adviser (the "Operational Procedures"). In providing portfolio management services to the Fund Account, the Portfolio Manager shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, the supervision and control of the Board of Directors of the Company, such specific instructions as the Board of Directors may adopt and communicate to the Portfolio Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, the provisions of Schedule A hereto and instructions from the Adviser. The Portfolio Manager is not authorized by the Company to take any action, including the purchase or sale of securities for the Fund Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Portfolio Manager shall maintain on behalf of the Fund the records listed in Schedule A hereto (as amended from time to time). At the Company's or the Adviser's reasonable request, the Portfolio Manager will consult with the Company or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account.

  4.  INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.  The Company will
      ------------------------------------------------
provide the Portfolio Manager with a statement of the investment objectives, policies and restrictions applicable to the Fund and any specific investment restrictions applicable to the Fund as established by the Company, including those set forth in its registration statement under the Act and the Securities Act of 1933, as amended. The Company retains the right, on written notice to the Portfolio Manager from the Company or the Adviser, to modify any such objectives, policies or restrictions in any manner at any time.

  5.  TRANSACTION PROCEDURES.  All transactions will be consummated by payment
      ----------------------
to or delivery by U.S. Bank, N.A. (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Portfolio Manager shall advise the Custodian and confirm in writing to the Company and to the Fund's administrator, Fiduciary Management, Inc., or any other designated agent of the Company, all transactions for the Fund Account executed by it with brokers and dealers at the time and in the manner as set forth in the Operational Procedures. The Portfolio Manager shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Company shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

  6.  PROXIES.  The Company or the Adviser will vote all proxies solicited by
      -------
or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Company, the Portfolio Manager shall provide the Company with its recommendations as to the voting of such proxies.

  7.  COMPENSATION OF THE PORTFOLIO MANAGER.  The compensation of the Portfolio
      -------------------------------------
Manager for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule B. Pursuant to the provisions of the Investment Advisory Agreement between the Company and the Adviser, the Adviser is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Adviser. As to the Fund, if, in any fiscal year, the Adviser is obligated pursuant to the Investment Advisory Agreement to waive fees payable to it by the Fund or reimburse expenses to the Fund, the Portfolio Manager shall pay to the Adviser an amount equal to 75% of such fee waiver or expense reimbursement and the Adviser shall remain liable to the Company for the full amount of such fee waiver or expense reimbursement.

  8.  OTHER INVESTMENT ACTIVITIES OF THE PORTFOLIO MANAGER.  The Company
      ----------------------------------------------------
acknowledges that the Portfolio Manager or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Company agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Company acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Company shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

  9.  CERTIFICATE OF AUTHORITY.  The Company, the Adviser and the Portfolio
      ------------------------
Manager shall furnish to each other from time to time certified copies of the resolutions of their Boards of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Company, the Fund Account, the Portfolio Manager and/or the Adviser.

  10. LIABILITY.  In the absence of willful misfeasance, bad faith, gross
      ---------
negligence or reckless disregard of obligations or duties hereunder on the part of the Portfolio Manager, the Portfolio Manager shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

  11. BROKERAGE COMMISSIONS.  The Adviser, subject to the control and direction
      ---------------------
of the Board of Directors of the Company, and the Portfolio Manager, subject to the control and direction of the Board of Directors of the Company and the Adviser, shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser or the Portfolio Manager may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser or the Portfolio Manager a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser or the Portfolio Manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Portfolio Manager shall provide such reports as the Board of Directors of the Company or the Adviser may reasonably request with respect to the Fund's total brokerage and the manner in which that brokerage was allocated.

  12. CONFIDENTIALITY.  Subject to the duty of the Portfolio Manager and the
      ---------------
Company to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund Account and the actions of the Portfolio Manager and the Company in respect thereto.

  13. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF  THE COMPANY.  The Company
      ----------------------------------------------------------
represents, warrants and agrees that:

  A. The Portfolio Manager has been duly appointed by the Board of Directors of the Company to provide investment services to the Fund Account as contemplated hereby.

  B. The Company will deliver to the Portfolio Manager a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

  14. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PORTFOLIO MANAGER.  The
      -------------------------------------------------------------------
Portfolio Manager represents, warrants and agrees that:

  A. The Portfolio Manager is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act"); or is a "bank" as defined in
Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in
Section 202(a)(2) of the Advisers Act.

  B. The Portfolio Manager will maintain, keep current and preserve on behalf of the Company, in the manner required or permitted by the Act, the records identified in Schedule A. The Portfolio Manager agrees that such records (unless otherwise indicated on Schedule A) are the property of the Company, and will be surrendered to the Company promptly upon request.

  C. The Portfolio Manager will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or the Company may from time to time require to ensure compliance with the Act, the Internal Revenue Code and applicable state securities laws.

  D. The Portfolio Manager will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Company, the Portfolio Manager shall permit the Company, its employees or its agents to examine the reports required to be made to the Portfolio Manager by Rule 17j-1(c)(1).

  E. The Portfolio Manager will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Company and the Adviser.

  F. The Portfolio Manager will immediately notify the Company and the Adviser of the occurrence of any event which would disqualify the Portfolio Manager from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

  15. AMENDMENTS.  This Agreement may be amended by the mutual consent of the
      ----------
parties; provided, however, that in no event may it be amended without the approval of the Board of Directors in the manner required by the Act.

  16. TERMINATION.  This Agreement may be terminated at any time, without the
      -----------
payment of any penalty, by any party hereto immediately upon written notice to the others in the event of a breach of any provision hereof by the party so notified, or otherwise, upon giving thirty (30) days' written notice to the others, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending on the second anniversary of this Agreement and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by the Board of Directors of the Company in the manner required by the Act.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                             FMI MUTUAL FUNDS, INC.
                             (the "Company")

                             By:----------------------------------

                             FIDUCIARY MANAGEMENT, INC.

                             By:----------------------------------

                             -------------------------------------
                             (the "Portfolio Manager")

                             By:----------------------------------

                                   SCHEDULE A
                                   ----------

               RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (1940 Act Rule 31a-1(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

       A.  The name of the broker;

       B. The terms and conditions of the order and of any modifications or cancellation thereof;

       C.  The time of entry or cancellation;

       D.  The price at which executed;

       E.  The time of receipt of a report of execution; and

       F.  The name of the person who placed the order on behalf of the Fund.

2. (1940 Act Rule 31a-1(b)(9)). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

       A.  Shall include the consideration given to:

           (i)  the sale of shares of the Fund by brokers or dealers.

           (ii) The supplying of services or benefits by brokers or dealers to:

                (a) The Fund,

                (b) The Adviser,

                (c) The Portfolio Manager, and

                (d) Any person other than the foregoing.

       B. Any other consideration other than the technical qualifications of the brokers and dealers as such.

       C.  Shall show the nature of the services or benefits made available.

       D. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

       E. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (1940 Act Rule 31a-1(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.1<F7>

4. (1940 Act Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with respect to the Fund Account.

1<F7> Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation, i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews).

                                   SCHEDULE B
                                   ----------

                                  FEE SCHEDULE

  For its services to the Fund, the Adviser shall pay the Portfolio Manager a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month. The fee shall be 1/12 of 0.75% of the average daily net assets of the Fund.

  The fee shall be pro-rated for any month during which the Agreement is in effect for only a portion of the month.